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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 27, 2007
                                                          --------------


                             Transbotics Corporation
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-18253                   56-1460497
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(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)



              3400 Latrobe Drive Charlotte, NC                      28211
------------------------------------------------------------   -----------------
          (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (704) 362-1115


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

Transbotics Corporation announced today it has received an order for an Automatic Guided Vehicle (AGV) system from new customer in the bottling industry. The order totals approximately $1,700,000, subject to normal finalization of terms and conditions, and provides for delivery of an AGV system over the next six months and includes multiple AGVs, conveyors, controls, hardware, software, engineering services and other related equipment.

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99.1: Copy of press release announcing receipt of order

         Exhibit 99.2: Purchase Orders from customer dated March 9, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TRANSBOTICS CORPORATION

Date:  March 27, 2007
                                   By:   /s/ Claude Imbleau
                                             Claude Imbleau
                                         President, CEO and CFO
                                   (principal executive officer and principal
                                               accounting officer)